UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460

Pioneer Series Trust II

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: December 31, 2022

Date of reporting period: January 1, 2022 through December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer AMT-Free Municipal Fund
Annual Report  |  December 31, 2022

A: PBMFX	C: MNBCX	Y: PBYMX

visit us: www.amundi.com/us

Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/221

President’s Letter
Dear Shareholders,
On February 13, 2023 Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, the father of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment philosophy, Pioneer Fund focuses on investing in what the managers believe are high-quality companies with sustainable business models and attractive long-term growth and income potential across the spectrum of large-cap growth and value companies. The current portfolio management team is led by Jeff Kripke, who has been in that role since 2015. Employing many of the same techniques utilized in the 1920s, Jeff and his team have adapted Mr. Carret’s philosophy to a new age of “Active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions, not just in managing Pioneer Fund, but across all of our portfolios – can help mitigate the risks during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
2Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
February 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/223

Portfolio Management Discussion  |  12/31/22
In the following interview, Lead Portfolio Manager David Eurkus outlines the investment environment for tax-free bonds during the 12-month period ended December 31, 2022, and the factors that affected the performance of Pioneer AMT-Free Municipal Fund during the period. Mr. Eurkus, a Managing Director, Director of Municipals, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Jonathan Chirunga, a Managing Director, Director of High-Yield Municipals, and a portfolio manager at Amundi US.
Q	How did the Fund perform during the 12-month period ended December 31, 2022?
A	Pioneer AMT-Free Municipal Fund’s Class A shares returned -17.05% at net asset value during the 12-month period ended December 31, 2022, while the Fund’s benchmark, the Bloomberg Municipal Bond Index (the Bloomberg Index), returned -8.53%. During the same 12-month period, the average return of the 168 mutual funds in Morningstar’s Municipal National Long Funds Category was -11.88%.
Q	How would you describe the investment environment in the municipal bond market during the 12-month period ended December 31, 2022?
A	Consistent with the negative returns for the broader fixed-income market, municipal issues suffered unusually poor performance in 2022.
Two main factors played a role in the market’s sizable downturn. First the US Federal Reserve (Fed) sought to combat inflation by ending its pandemic-era quantitative-easing program and raising interest rates. The Fed increased the target range of its benchmark federal funds rate seven times over the course of the calendar year, bringing the target range from a starting point of 0.00%‒0.25% at the beginning of the 12-month period, to 4.25%‒4.50% by year-end. These represented the most aggressive increases in short-term interest rates since the early 1980s. Government bond yields rose sharply in response. The 10-year US Treasury note, which came into 2022 with a yield of 1.44%, had climbed to 3.88% by year-end.
4Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

The second major factor in the underperformance of municipal bonds, and fixed-income securities in general, was that the rise in prevailing yields was accompanied by increasing yield spreads for municipals relative to US Treasuries. (Yield, or credit spreads, are commonly defined as the differences in yields between Treasuries and other types of fixed-income securities with similar maturities.) The combination of Russia’s major new invasion of Ukraine in February 2022, ongoing supply-chain disruptions, and questions about the direction of the US economy led to underperformance for the bond market’s “spread sectors” in relation to Treasuries over the period. (Spread sectors are nongovernmental fixed-income market sectors that typically offer higher yields, at greater risk, than governmental investments.) Investors’ increasing aversion to riskier assets also contributed to substantial outflows from the municipal market, which further weighed on the prices of municipal bonds. Longer-dated municipal bonds were particularly poor performers over the 12-month period, due to their above-average sensitivity to changes in interest rates. Similarly, higher-quality bonds – which have typically been more vulnerable to moves in prevailing rates than lower-quality issues – underperformed the overall market.
Despite these headwinds, municipal bond market fundamentals remained firm during the period, in our view, aided by the gradual reopening of the economy, the lingering effects of substantial federal aid packages enacted during the pandemic in 2020-2021, and steady tax receipts. In addition, the default rate in the municipal market remained low over the calendar year, which we believe helps to illustrate the gap between price performance and underlying issuer strength.
Q	What factors affected the Fund’s performance relative to the benchmark Bloomberg Index during the 12-month period ended December 31, 2022?
A	The Fund’s benchmark-relative underperformance for the period was entirely the result of its long-duration stance versus the Bloomberg Index, which amplified the adverse effects of rising yields. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The negative effects of the portfolio’s long-duration positioning were
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/225

especially pronounced in the “AAA” and “AA” credit-rating tiers. Our preference for investing the Fund in revenue bonds over general obligation (GO) bonds was another detractor from relative returns during the period. However, we believe the former category offers defensive characteristics, due to the dedicated revenue streams associated with revenue bonds. We have remained selective with regard to investing the portfolio in GO bonds, with an emphasis on issuers with improving demographics, strong local economies, and above-average exposure to science- and technology-related industries.
During a period of significant underperformance, no specific investments or strategies stood out as positive contributors to the Fund’s relative returns over the full 12-month period, although the portfolio’s overweights to “AAA” and “AA” municipals did help relative results in the first half of the period, as higher-quality municipal bonds outperformed in the second calendar quarter of 2022. Those positive effects soon wore off, however, as higher-quality municipals ended up underperforming the overall market for the full 12-month period, due to their interest-rate sensitivity.
Q	Did the Fund’s distributions*to shareholders change during the 12-month period ended December 31, 2022?
A	The Fund’s monthly distribution rate increased over the 12-month period, particularly over the final six months, reflecting the replacement of portfolio securities that had matured or been called away with municipal bonds offered at higher prevailing yields.
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended December 31, 2022?
A	No. The Fund had no exposure to derivatives during the period.
Q	What is your investment outlook?
A	We see the potential for further market volatility given the broad uncertainty surrounding inflation, Fed monetary policies, and developments on the geopolitical front. However, credit conditions have remained stable across the municipal bond space,
*	Distributions are not guaranteed.
6Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

and we foresee very low odds of a wholesale rise in default risk. The ratio of ratings upgrades to downgrades within the municipal market has remained favorable as well. In our view, those factors indicate that the recent weakness in prices has not been accompanied by a meaningful decline in market fundamentals. In addition, we have seen record tax payments into states, as well as budget surpluses. Meanwhile, even as corporate and government debt levels have risen significantly since the financial crisis of 2008, the municipal bond market has continued to hover at around $4 trillion in outstanding debt over time.
We would also note that the market downturn in 2022 has caused the ratio of tax-exempt yields to US Treasury yields to rise, which has often been, historically, an indication of improving value in the market. Not least, current expectations are that the large amount of municipal debt scheduled to mature in the coming year may provide continued support for the supply-and-demand outlook.
We have continued to position the Fund’s portfolio with investments in sectors vital to the US economy, including hospitals, public/private universities, and transportation issuers (such as toll roads). We have maintained a bias toward municipal bonds rated AA and AAA, as we believe a focus on higher-quality issues may enhance capital preservation at a time of elevated recession risk.
Finally, despite the benchmark-relative underperformance over the past year caused mainly by duration positioning, we have maintained the Fund’s long-duration stance versus the Bloomberg Index, as non-traditional sources of volatility in the fixed-income market ‒ such as inflation spikes caused by the policy responses to COVID-19 as well as geopolitical instability from the war in Ukraine ‒ have been key drivers of the sharp increase in interest rates. We believe the steepening yield curve has created attractive values in longer-term bonds, as the yield ratios of municipal bonds-to-Treasuries on the 30-year portion of the curve have reached levels well above historical averages.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/227

Please refer to the Schedule of Investments on pages 17–33 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.
A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.
At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your investment professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.
8Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Portfolio Summary  |  12/31/22
Portfolio Diversification

(As a percentage of total investments)*
State Diversification

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Central Puget Sound Regional Transit Authority Green Bond, Series S-1, 5.00%, 11/1/46	2.64%
2.	Massachusetts Development Finance Agency Harvard University, Series A, 5.00%, 7/15/40	2.61
3.	Board of Regents of the University of Texas System, Series B, 5.00%, 8/15/49	2.52
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/229

Portfolio Summary  |  12/31/22
(As a percentage of total investments)*
4.	Brookhaven Development Authority Children's Healthcare Of Atlanta, Inc., Series A, 4.00%, 7/1/49	1.71%
5.	Pennsylvania Turnpike Commission, Series A, 4.00%, 12/1/51	1.62
6.	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	1.52
7.	County of Miami-Dade Water & Sewer System Revenue, Series B, 4.00%, 10/1/49	1.50
8.	Hillsborough County Industrial Development Authority Tampa General Hospital, 3.50%, 8/1/55	1.32
9.	Massachusetts Health & Educational Facilities Authority Massachusetts Institute of Technology, Series K, 5.50%, 7/1/32	1.31
10.	New Jersey Health Care Facilities Financing Authority, 4.00%, 7/1/51	1.30

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
+          Amount rounds to less than 0.1%.
10Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Prices and Distributions  |  12/31/22
Net Asset Value per Share
Class	12/31/22	12/31/21
A	$12.67	$15.63
C	$12.56	$15.49
Y	$12.61	$15.57

Distributions per Share: 1/1/22 - 12/31/22
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.3040	$—	$—
C	$0.1963	$—	$—
Y	$0.3423	$—	$—
Index Definitions
The Bloomberg Municipal Bond Index is an unmanaged, broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2211

Performance Update | 12/31/22	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer AMT-Free Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Municipal Bond Index.
Average Annual Total Returns (As of December 31, 2022)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloomberg Municipal Bond Index
10 Years	1.62%	1.15%	2.13%
5 Years	-0.30	-1.21	1.25
1 Year	-17.05	-20.81	-8.53
Expense Ratio (Per prospectus dated April 1, 2022)
Gross
0.79%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of the maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Performance Update | 12/31/22	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Municipal Bond Index.
Average Annual Total Returns (As of December 31, 2022)
Period	If Held	If Redeemed	Bloomberg Municipal Bond Index
10 Years	0.85%	0.85%	2.13%
5 Years	-1.04	-1.04	1.25
1 Year	-17.68	-18.50	-8.53
Expense Ratio (Per prospectus dated April 1, 2022)
Gross
1.53%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2213

Performance Update | 12/31/22	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer AMT-Free Municipal Fund during the periods shown, compared to that of the Bloomberg Municipal Bond Index.
Average Annual Total Returns (As of December 31, 2022)
Period	Net Asset Value (NAV)	Bloomberg Municipal Bond Index
10 Years	1.86%	2.13%
5 Years	-0.08	1.25
1 Year	-16.88	-8.53
Expense Ratio (Per prospectus dated April 1, 2022)
Gross	Net
0.59%	0.49%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through May 1, 2025 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
Please refer to the financial highlights for more current expense ratios.
14Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on actual returns from July 1, 2022 through December 31, 2022.
Share Class	A	C	Y
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$976.30	$972.80	$977.60
Expenses Paid During Period*	$3.89	$7.71	$2.44

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, 1.55%, and 0.49% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2215

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2022 through December 31, 2022.
Share Class	A	C	Y
Beginning Account Value on 7/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 12/31/22	$1,021.27	$1,017.39	$1,022.74
Expenses Paid During Period*	$3.97	$7.88	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, 1.55%, and 0.49% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reﬂect the partial year period).
16Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Schedule of Investments  |  12/31/22
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 99.7%
	Municipal Bonds — 99.7% of Net Assets(a)
	Arizona — 0.3%
3,940,000	Arizona Industrial Development Authority, 3.00%, 2/1/45	$ 2,922,850
	Total Arizona	$ 2,922,850
	California — 6.2%
10,000,000(b)	Alameda Corridor Transportation Authority, California Revenue Capital Appreciation Senior Lien, 10/1/31 (NATL Insured)	$ 7,522,600
16,695,000(b)(c)	Anaheim Public Financing Authority, Public Improvements Project, Series C, 9/1/36 (AGM Insured)	10,126,686
36,350,000(b)	California County Tobacco Securitization Agency, Capital Appreciation, Stanislaus County, Subordinated, Series D, 6/1/55	2,732,066
6,400,000	California Educational Facilities Authority, Stanford University, Series U6, 5.00%, 5/1/45	7,363,648
2,985,000	California Educational Facilities Authority, Stanford University, Series U-7, 5.00%, 6/1/46	3,435,048
2,000,000	City of Oroville, Oroville Hospital, 5.25%, 4/1/49	1,936,240
3,000,000	Long Beach Bond Finance Authority, Series A, 5.50%, 11/15/37	3,264,900
2,180,000(d)	Pomona Unified School District, Series A, 6.55%, 8/1/29 (NATL Insured)	2,396,430
5,000,000(d)(e)	San Diego Unified School District, Series R2, 6.63%, 7/1/40	4,346,650
3,500,000	San Francisco City & County Airport Comm-San Francisco International Airport, Series B, 5.00%, 5/1/47	3,629,150
7,000,000(d)	State of California, 3.00%, 10/1/49	5,349,470
12,000,000	University of California, Series BH, 4.00%, 5/15/46	11,597,640
7,130,000	University of California, Series Q, 4.00%, 5/15/41	7,105,402
	Total California	$ 70,805,930
	Colorado — 2.0%
7,040,000	Colorado Health Facilities Authority, Advent Health Obligated Group, Series A, 3.00%, 11/15/51	$ 5,151,590
5,000,000	Dominion Water & Sanitation District, 5.875%, 12/1/52	4,908,800
5,000,000	Metro Wastewater Reclamation District, Series A, 2.50%, 4/1/45	3,388,700
5,000,000	University of Colorado, Series 2, 4.00%, 6/1/38	4,992,400
5,000,000	University of Colorado, Series 2, 4.00%, 6/1/39	4,918,200
	Total Colorado	$ 23,359,690
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2217

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Connecticut — 0.5%
2,000,000	Mohegan Tribal Finance Authority, 7.00%, 2/1/45 (144A)	$ 2,003,780
5,985,000(d)	State of Connecticut, Series B, 2.00%, 6/1/36	4,307,943
	Total Connecticut	$ 6,311,723
	District of Columbia — 1.6%
10,000,000	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, 6.75%, 5/15/40	$ 10,305,000
84,000,000(b)	District of Columbia Tobacco Settlement Financing Corp., Asset-Backed, Series C, 6/15/55	7,549,080
	Total District of Columbia	$ 17,854,080
	Florida — 11.1%
2,935,000	Broward County Water & Sewer Utility Revenue, Series A, 3.00%, 10/1/41	$ 2,398,746
5,000,000	Central Florida Expressway Authority, Senior Lien, 2.125%, 7/1/36 (AGM Insured)	3,785,900
1,000,000	Central Florida Expressway Authority, Senior Lien, 5.00%, 7/1/39	1,042,090
2,615,000	City of Tampa, Baycare Health Care, Series A, 5.00%, 11/15/46	2,647,949
6,145,000	County of Hillsborough, 3.00%, 8/1/41	5,063,050
5,375,000	County of Hillsborough Utility Revenue, 3.00%, 8/1/36	5,084,642
4,500,000	County of Hillsborough Utility Revenue, 3.00%, 8/1/37	4,014,360
3,500,000	County of Hillsborough Utility Revenue, Series A, 2.00%, 8/1/40	2,452,345
2,360,000(d)	County of Miami-Dade, Series A, 4.00%, 7/1/38	2,366,584
2,455,000(d)	County of Miami-Dade, Series A, 4.00%, 7/1/39	2,455,295
10,000,000	County of Miami-Dade Water & Sewer System Revenue, Series B, 3.00%, 10/1/49	7,398,000
18,500,000	County of Miami-Dade Water & Sewer System Revenue, Series B, 4.00%, 10/1/49	16,990,955
2,500,000	County of Orange, Water Utility System Revenue, 3.00%, 10/1/32	2,466,075
4,645,000	County of Orange, Water Utility System Revenue, 3.00%, 10/1/34	4,503,188
20,000,000	Hillsborough County Industrial Development Authority, Tampa General Hospital, 3.50%, 8/1/55	14,993,400
1,000,000	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, 4.00%, 7/1/48	916,170
15,000,000	Sarasota County Public Hospital District, Sarasota Memorial Hospital Project, 4.00%, 7/1/52	13,246,200
The accompanying notes are an integral part of these financial statements.
18Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Principal Amount USD ($)		Value
	Florida — (continued)
16,500,000	State of Florida, Department of Transportation Turnpike System Revenue, Series B, 3.00%, 7/1/49	$ 12,283,095
5,000,000	State of Florida, Department of Transportation Turnpike System Revenue, Series B, 4.00%, 7/1/47	4,954,050
4,645,000(d)	State of Florida, Department Transportation Right of Way, Series A, 3.25%, 7/1/37	4,389,479
7,660,000(d)	State of Florida, Department Transportation Right of Way, Series A, 4.00%, 7/1/39	7,705,041
5,000,000	State of Florida Department of Transportation Turnpike System Revenue, 4.00%, 7/1/43	4,911,700
	Total Florida	$ 126,068,314
	Georgia — 5.0%
1,500,000	Brookhaven Development Authority, Children's Healthcare Of Atlanta, Inc., Series A, 3.00%, 7/1/46	$ 1,176,105
4,800,000	Brookhaven Development Authority, Children's Healthcare Of Atlanta, Inc., Series A, 4.00%, 7/1/44	4,623,456
20,665,000	Brookhaven Development Authority, Children's Healthcare Of Atlanta, Inc., Series A, 4.00%, 7/1/49	19,336,654
2,040,000(d)	County of Fulton, Library Bond, 3.25%, 7/1/37	1,847,302
2,870,000(d)	County of Fulton, Library Bond, 3.50%, 7/1/39	2,607,682
4,790,000(d)	County of Fulton, Library Bond, 4.00%, 7/1/40	4,684,859
10,000,000	County of Fulton Water & Sewerage Revenue, Series A, 2.25%, 1/1/42	7,097,300
4,000,000	Forsyth County Water & Sewerage Authority, 3.00%, 4/1/44	3,222,160
4,000,000	Gainesville & Hall County Hospital Authority, Series A, 4.00%, 2/15/51	3,586,160
2,000,000	Main Street Natural Gas, Inc., Series A, 4.00%, 5/15/39	1,837,100
5,000,000	Metropolitan Atlanta Rapid Transit Authority, Series C, 3.50%, 7/1/38	4,561,650
2,750,000	Private Colleges & Universities Authority, Emory University, Series A, 5.00%, 10/1/43	2,767,600
	Total Georgia	$ 57,348,028
	Illinois — 1.0%
1,000,000	Illinois Finance Authority, Art Institute Of Chicago, 4.00%, 3/1/38	$ 982,430
1,500,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A, 4.00%, 7/15/36	1,504,545
2,175,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A, 4.00%, 7/15/37	2,174,456
3,000,000	Illinois Finance Authority, Northwestern Memorial Healthcare, Series A, 4.00%, 7/15/47	2,778,690
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2219

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Illinois — (continued)
90,000	Illinois Finance Authority, Presence Health Network, Series C, 5.00%, 2/15/33	$ 95,033
1,000,000	Illinois Finance Authority, Presence Health Network, Series C, 5.00%, 2/15/36	1,050,910
2,595,000(c)	Metropolitan Pier & Exposition Authority, Mccormick Place Convention, 7.00%, 7/1/26	2,786,745
	Total Illinois	$ 11,372,809
	Indiana — 0.3%
3,000,000	Indiana University, Series A, 4.00%, 6/1/42	$ 2,950,260
	Total Indiana	$ 2,950,260
	Maine — 0.4%
1,250,000	Maine Health & Higher Educational Facilities Authority, Series C, 5.125%, 7/1/52 (AGM ST AID WITHHLDG Insured)	$ 1,298,462
1,000,000	Maine Health & Higher Educational Facilities Authority, Series C, 5.50%, 7/1/47 (AGM ST AID WITHHLDG Insured)	1,071,700
1,000,000	Maine Turnpike Authority, 3.00%, 7/1/40	808,310
1,250,000	Maine Turnpike Authority, 4.00%, 7/1/45	1,201,038
	Total Maine	$ 4,379,510
	Maryland — 2.6%
7,415,000(d)	County of Anne Arundel, 3.00%, 10/1/44	$ 5,821,813
900,000(f)	Maryland Economic Development Corp., Senior Lien-Chesapeake Bay, Series A, 5.00%, 12/1/16	537,750
400,000(f)	Maryland Economic Development Corp., Senior Lien-Chesapeake Bay, Series B, 5.00%, 12/1/16	239,000
3,745,000	University System of Maryland, Series A, 4.00%, 4/1/41	3,665,643
5,175,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/35 (CNTY GTD Insured)	4,761,673
5,180,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/37 (CNTY GTD Insured)	4,553,427
6,165,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/45 (CNTY GTD Insured)	4,959,188
6,000,000	Washington Suburban Sanitary Commission, Consolidated Public Improvement, 3.00%, 6/1/47 (CNTY GTD Insured)	4,720,440
	Total Maryland	$ 29,258,934
The accompanying notes are an integral part of these financial statements.
20Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Principal Amount USD ($)		Value
	Massachusetts — 17.4%
3,485,000(d)	Cape Cod Regional Technical High School District, School Project Loan Chapter 70 B, 4.00%, 11/15/37	$ 3,503,924
3,485,000(d)	Cape Cod Regional Technical High School District, School Project Loan Chapter 70 B, 4.00%, 11/15/38	3,493,050
1,475,000(d)	City of Attleboro, Municipal Purpose Loan, 3.125%, 2/15/35	1,413,153
1,520,000(d)	City of Attleboro, Municipal Purpose Loan, 3.25%, 2/15/36	1,450,414
1,565,000(d)	City of Attleboro, Municipal Purpose Loan, 3.25%, 2/15/37	1,478,409
1,055,000(d)	City of Beverly, 3.125%, 10/15/39	913,335
5,075,000(d)	City of Cambridge, Municipal Purpose Loan, 3.00%, 2/15/35	4,964,010
1,860,000(d)	City of Revere, 2.125%, 9/1/41 (ST AID WITHHLDG Insured)	1,225,256
2,000,000(d)	City of Revere, 2.25%, 9/1/43 (ST AID WITHHLDG Insured)	1,296,820
4,875,000(d)	City of Somerville, 2.125%, 10/15/40	3,425,906
4,980,000(d)	City of Somerville, 2.125%, 10/15/41	3,403,083
3,765,000(d)	City of Somerville, 4.00%, 5/1/52	3,603,067
15,000,000(d)	Commonwealth of Massachusetts, Series C, 2.75%, 3/1/50	10,237,800
1,300,000(d)	Concord & Carlisle Regional School District, 3.00%, 3/15/29	1,300,689
1,300,000(d)	Concord & Carlisle Regional School District, 3.00%, 3/15/31	1,294,488
1,300,000(d)	Concord & Carlisle Regional School District, 3.00%, 3/15/33	1,283,399
7,345,000(d)	Dennis-Yarmouth Regional School District, 2.375%, 10/1/51	4,409,424
1,500,000	Massachusetts Development Finance Agency, Berklee College Music, 5.00%, 10/1/35	1,584,060
4,000,000	Massachusetts Development Finance Agency, Boston University, Series X, 5.00%, 10/1/48	4,017,640
12,690,000	Massachusetts Development Finance Agency, Broad Institute, 4.00%, 4/1/41	12,571,602
2,000,000	Massachusetts Development Finance Agency, Broad Institute, 5.00%, 4/1/37	2,141,860
25,865,000	Massachusetts Development Finance Agency, Harvard University, Series A, 5.00%, 7/15/40	29,566,799
2,500,000	Massachusetts Development Finance Agency, Lawrence General Hospital, Series A, 5.50%, 7/1/44	2,091,975
4,000,000	Massachusetts Development Finance Agency, Lowell General Hospital, Series G, 5.00%, 7/1/44	4,017,880
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2221

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Massachusetts — (continued)
400,000	Massachusetts Development Finance Agency, Milford Regional Medical Center, Series F, 5.625%, 7/15/36	$ 381,552
500,000	Massachusetts Development Finance Agency, Milford Regional Medical Center, Series F, 5.75%, 7/15/43	452,440
450,000	Massachusetts Development Finance Agency, Northeastern University, Series A, 5.00%, 3/1/39	457,614
8,000,000	Massachusetts Development Finance Agency, Partner’s Healthcare System, 4.00%, 7/1/35	8,047,600
5,000,000	Massachusetts Development Finance Agency, Partner’s Healthcare System, 4.00%, 7/1/41	4,798,300
2,700,000	Massachusetts Development Finance Agency, Partner’s Healthcare System, Series 1, 4.00%, 7/1/45	2,544,831
875,000(g)	Massachusetts Development Finance Agency, Tufts University, Series Q, 4.00%, 8/15/38	876,120
1,000,000	Massachusetts Development Finance Agency, Wellforce, Series C, 3.00%, 10/1/45 (AGM Insured)	743,140
6,600,000	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series A, 5.75%, 1/1/42 (AMBAC Insured)	8,331,246
4,080,000(b)	Massachusetts Development Finance Agency, WGBH Educational Foundation, Series B, 1/1/38 (AGC Insured)	2,098,344
835,000	Massachusetts Development Finance Agency, Woods Hole Oceanographic Institution, 5.00%, 6/1/38	900,648
1,000,000	Massachusetts Development Finance Agency, Woods Hole Oceanographic Institution, 5.00%, 6/1/43	1,067,890
500,000	Massachusetts Development Finance Agency, Woods Hole Oceanographic Institution, 5.00%, 6/1/48	528,905
11,950,000	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute of Technology, Series K, 5.50%, 7/1/32	14,778,565
2,000,000	Massachusetts School Building Authority, Series A, 3.00%, 8/15/38	1,737,000
2,500,000	Massachusetts School Building Authority, Series A, 4.00%, 8/15/40	2,464,125
2,420,000	Massachusetts Water Resources Authority, General, Series B, 5.25%, 8/1/36 (AGM Insured)	2,947,052
10,000,000(d)	Town of Brookline, 3.00%, 3/15/45	7,916,100
4,000,000(d)	Town of Hingham, 2.00%, 2/15/40	2,743,960
1,000,000(d)	Town of Hingham, 3.00%, 2/15/36	905,060
The accompanying notes are an integral part of these financial statements.
22Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Principal Amount USD ($)		Value
	Massachusetts — (continued)
1,600,000(d)	Town of Lexington, Municipal Purpose Loan, 3.125%, 2/1/36	$ 1,457,984
1,150,000(d)	Town of Lexington, Municipal Purpose Loan, 3.125%, 2/1/37	1,028,893
1,635,000(d)	Town of Lexington, Municipal Purpose Loan, 3.25%, 2/1/38	1,459,957
5,000,000(d)	Town of Natick, Municipal Purpose Loan, 4.00%, 7/15/37	5,078,250
1,955,000(d)	Town of Norwood, Municipal Purpose Loan, 2.125%, 7/15/30	1,779,519
2,000,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.00%, 5/1/31	1,955,220
1,535,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.375%, 5/1/32	1,529,505
1,265,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.50%, 5/1/35	1,238,410
3,500,000(d)	Town of Plymouth, Municipal Purpose Loan, 3.50%, 5/1/44	3,009,195
4,160,000(d)	Town of Stoughton, Municipal Purpose Loan, 3.00%, 10/15/37	3,740,131
1,000,000(d)	Town of Wellesley, Municipal Purpose Loan, 4.00%, 6/1/41	936,770
4,000,000(d)	Town of Wellesley, Municipal Purpose Loan, 4.00%, 6/1/45	3,649,800
2,370,000(d)	Town of Weymouth, 2.00%, 8/15/41	1,603,305
	Total Massachusetts	$ 197,875,474
	Michigan — 0.7%
10,000,000	Michigan State Building Authority, Series I, 3.00%, 10/15/45	$ 7,908,200
	Total Michigan	$ 7,908,200
	Minnesota — 1.3%
5,000,000	City of Rochester, Health Care Facilities, Mayo Clinic, 4.00%, 11/15/48	$ 4,775,250
5,350,000	City of Rochester, Mayo Clinic, Series B, 5.00%, 11/15/36	6,328,836
2,000,000	Minneapolis-St Paul Metropolitan Airports Commission, Series A, 4.25%, 1/1/52	1,908,680
1,800,000(d)	State of Minnesota, Series B, 2.00%, 8/1/34	1,531,818
	Total Minnesota	$ 14,544,584
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2223

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Missouri — 0.3%
4,000,000	Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Series F, 4.00%, 11/15/45	$ 3,662,800
	Total Missouri	$ 3,662,800
	Nevada — 0.6%
3,500,000(d)	Las Vegas Valley Water District, Series A, 4.00%, 6/1/43	$ 3,375,400
5,000,000(d)	State of Nevada, Series A, 2.00%, 5/1/41	3,317,000
	Total Nevada	$ 6,692,400
	New Hampshire — 1.2%
2,000,000(d)	City of Manchester, Series A, 2.00%, 6/15/33	$ 1,687,660
5,000,000	New Hampshire Health and Education Facilities Authority Act, Series A, 5.00%, 8/1/59	4,963,900
4,000,000	New Hampshire Health and Education Facilities Authority Act, Catholic Medical Centre, 3.75%, 7/1/40	3,386,800
1,185,000	New Hampshire Municipal Bond Bank, Series A, 2.50%, 2/15/47	769,882
3,815,000	New Hampshire Municipal Bond Bank, Series A, 2.50%, 2/15/51	2,336,001
	Total New Hampshire	$ 13,144,243
	New Jersey — 1.7%
4,000,000	New Jersey Educational Facilities Authority, Series C, 2.00%, 3/1/38	$ 2,837,680
16,000,000	New Jersey Health Care Facilities Financing Authority, 4.00%, 7/1/51	14,712,160
2,100,000	New Jersey Turnpike Authority, Series B, 4.50%, 1/1/48	2,136,351
	Total New Jersey	$ 19,686,191
	New York — 6.0%
1,745,000(d)	Massapequa Union Free School District, 2.00%, 10/1/32 (ST AID WITHHLDG Insured)	$ 1,506,389
1,785,000(d)	Massapequa Union Free School District, 2.00%, 10/1/33 (ST AID WITHHLDG Insured)	1,497,026
5,000,000	New York City Housing Development Corp., 3.05%, 5/1/50	3,531,500
3,000,000	New York City Housing Development Corp., Series 1, 4.90%, 11/1/57	3,063,780
5,000,000	New York City Housing Development Corp., Series C, 2.75%, 2/1/51	3,316,950
40,000,000(b)	New York Counties Tobacco Trust, Series F, 6/1/60	1,868,000
10,000,000	New York State Dormitory Authority, Series A, 3.00%, 3/15/42	8,120,000
The accompanying notes are an integral part of these financial statements.
24Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Principal Amount USD ($)		Value
	New York — (continued)
1,000,000	New York State Dormitory Authority, Series A, 4.00%, 7/1/35	$ 1,017,930
6,885,000	New York State Dormitory Authority, Columbia University, Series A, 5.00%, 10/1/50	7,906,390
10,000,000	New York State Dormitory Authority, Columbia University, Series A2, 5.00%, 10/1/46	11,328,200
5,515,000	New York State Dormitory Authority, Insured-FIT Student Housing Corp., 5.25%, 7/1/24 (NATL Insured)	5,567,723
4,500,000	New York State Dormitory Authority, New York University, Series A, 4.00%, 7/1/36	4,527,000
3,250,000	New York State Dormitory Authority, Trustees of Columbia University, 5.00%, 10/1/45	3,711,890
1,804,085	New York State Housing Finance Agency, Series 2020-A, 1.65%, 5/15/39 (FNMA Insured)	1,248,156
1,000,000	New York State Housing Finance Agency, Series A-1, 3.95%, 11/1/60 (SONYMA Insured)	789,380
5,000,000	New York State Urban Development Corp., Group 3, Series A, 3.00%, 3/15/49	3,699,100
1,500,000	Port Authority of New York & New Jersey, Consolidated Ninety-Third Series, 6.125%, 6/1/94	1,527,360
4,935,000(d)	Port Chester-Rye Union Free School District, 2.00%, 6/1/36 (ST AID WITHHLDG Insured)	3,610,989
	Total New York	$ 67,837,763
	North Carolina — 1.4%
2,000,000	City of Charlotte Airport Revenue, Charlotte Douglas International Airport Revenue, Series A, 4.00%, 7/1/47	$ 1,854,680
1,000,000	City of Charlotte Airport Revenue, Charlotte Douglas International Airport Revenue, Series A, 4.00%, 7/1/52	911,320
3,000,000	City of Charlotte Storm Water Revenue, 4.00%, 12/1/43	3,034,170
3,250,000	City of Charlotte Water & Sewer System Revenue, 2.25%, 7/1/50	2,065,538
5,920,000	County of Union, Enterprise System Revenue, 3.00%, 6/1/51	4,315,088
4,615,000(d)	State of North Carolina, Series A, 3.00%, 6/1/35	4,339,715
	Total North Carolina	$ 16,520,511
	Ohio — 2.1%
8,000,000	Buckeye Tobacco Settlement Financing Authority, Senior Class 2, Series B-2, 5.00%, 6/1/55	$ 6,892,800
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2225

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Ohio — (continued)
2,500,000	Ohio State University, Series A, 4.00%, 12/1/48	$ 2,387,050
16,780,000	State of Ohio, Series A, 4.00%, 1/15/50	14,289,848
	Total Ohio	$ 23,569,698
	Oklahoma — 0.1%
720,000	McGee Creek Authority, 6.00%, 1/1/23 (NATL Insured)	$ 720,000
	Total Oklahoma	$ 720,000
	Oregon — 2.8%
1,800,000	City of Portland, Sewer System Revenue, First Lien, Series A, 2.00%, 6/15/29	$ 1,626,822
5,000,000(d)	Clackamas County School District No 7J Lake Oswego, 4.00%, 6/1/43 (SCH BD GTY Insured)	4,915,850
15,000,000	Medford Hospital Facilities Authority, Series A, 3.00%, 8/15/50 (AGM Insured)	11,542,650
2,000,000(b)(d)	Multnomah County School District No. 40, Deferred Interest, Series B, 6/15/30 (SCH BD GTY Insured)	1,599,880
2,000,000(b)(d)	Multnomah County School District No. 40, Deferred Interest, Series B, 6/15/31 (SCH BD GTY Insured)	1,535,960
1,715,000(b)(d)	Multnomah County School District No. 40, Deferred Interest, Series B, 6/15/32 (SCH BD GTY Insured)	1,264,624
2,000,000	Oregon Health & Science University, Series A, 5.00%, 7/1/42	2,103,440
5,000,000	Oregon Health & Science University, Green Bond, Series A, 3.00%, 7/1/51	3,708,300
5,000,000	University of Oregon, Series A, 3.50%, 4/1/52	4,016,950
	Total Oregon	$ 32,314,476
	Pennsylvania — 7.2%
825,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.125%, 10/15/37	$ 821,799
175,000	Chester County Industrial Development Authority, Collegium Charter School, Series A, 5.25%, 10/15/47	158,235
3,725,000	Delaware County Industrial Development Authority, Chester Charter School Arts Project, Series A, 5.125%, 6/1/46 (144A)	3,889,757
5,385,000	Pennsylvania Higher Educational Facilities Authority, 3.00%, 8/15/47	3,942,951
605,000	Pennsylvania Higher Educational Facilities Authority, Bryn Mawr College, 4.00%, 12/1/44	566,885
4,750,000	Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Series A, 5.00%, 9/1/39	4,852,458
1,000,000	Pennsylvania Housing Finance Agency, Series 129, 3.35%, 10/1/45	825,670
The accompanying notes are an integral part of these financial statements.
26Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Principal Amount USD ($)		Value
	Pennsylvania — (continued)
2,000,000	Pennsylvania Housing Finance Agency, Series 129, 3.40%, 10/1/49	$ 1,638,440
2,000,000	Pennsylvania Turnpike Commission, Series 1, 5.00%, 12/1/42	2,043,680
5,000,000	Pennsylvania Turnpike Commission, Series 1, 5.00%, 12/1/47	5,096,200
14,890,000	Pennsylvania Turnpike Commission, Series A, 3.00%, 12/1/51	10,618,506
20,000,000	Pennsylvania Turnpike Commission, Series A, 4.00%, 12/1/51	18,329,000
2,500,000	Philadelphia Authority for Industrial Development, Childrens Hospital Philadelphia, 4.00%, 7/1/35	2,519,075
3,750,000	Philadelphia Authority for Industrial Development, Childrens Hospital Philadelphia, 4.00%, 7/1/36	3,757,125
2,500,000	Philadelphia Authority for Industrial Development, Childrens Hospital Philadelphia, 4.00%, 7/1/37	2,480,575
3,000,000	Philadelphia Authority for Industrial Development, Thomas Jefferson University, Series A, 4.00%, 9/1/42	2,834,430
5,015,000	Swarthmore Borough Authority, Swarthmore College, 5.00%, 9/15/44	5,376,581
1,195,000	Swarthmore Borough Authority, Swarthmore College, 5.00%, 9/15/45	1,279,881
4,955,000	Swarthmore Borough Authority, Swarthmore College, Series B, 4.00%, 9/15/42	4,902,427
6,000,000	Swarthmore Borough Authority, Swarthmore College, Series B, 4.00%, 9/15/49	5,700,360
	Total Pennsylvania	$ 81,634,035
	Puerto Rico — 0.2%
86,254(b)(d)	Commonwealth of Puerto Rico, Series A, 7/1/24	$ 79,893
333,599(b)(d)	Commonwealth of Puerto Rico, Series A, 7/1/33	180,300
259,226(d)	Commonwealth of Puerto Rico, Series A-1, 4.00%, 7/1/33	224,757
233,010(d)	Commonwealth of Puerto Rico, Series A-1, 4.00%, 7/1/35	196,092
271,901(d)	Commonwealth of Puerto Rico, Series A-1, 4.00%, 7/1/41	212,890
144,755(d)	Commonwealth of Puerto Rico, Series A-1, 5.25%, 7/1/23	144,755
288,706(d)	Commonwealth of Puerto Rico, Series A-1, 5.375%, 7/1/25	291,888
286,091(d)	Commonwealth of Puerto Rico, Series A-1, 5.625%, 7/1/27	291,490
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2227

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Puerto Rico — (continued)
281,449(d)	Commonwealth of Puerto Rico, Series A-1, 5.625%, 7/1/29	$ 288,592
273,369(d)	Commonwealth of Puerto Rico, Series A-1, 5.75%, 7/1/31	282,070
	Total Puerto Rico	$ 2,192,727
	Rhode Island — 1.3%
5,140,000	Rhode Island Health & Educational Building Corp., Brown University, Series A, 4.00%, 9/1/37	$ 5,182,456
7,050,000(h)	Tender Option Bond Trust Receipts/Certificates, RIB, Series 2019-XM072, 2.165%, 9/1/47 (144A)	6,405,419
20,000,000(b)	Tobacco Settlement Financing Corp., Asset-Backed, Series B, 6/1/52	3,370,200
	Total Rhode Island	$ 14,958,075
	South Carolina — 1.2%
5,000,000	City of Charleston Waterworks & Sewer System Revenue, 4.00%, 1/1/49	$ 4,691,650
5,000,000(d)	County of Charleston, Series A, 2.00%, 11/1/39	3,475,300
5,675,000	South Carolina Transportation Infrastructure Bank, Series A, 3.00%, 10/1/33	5,351,695
	Total South Carolina	$ 13,518,645
	Texas — 11.0%
25,000,000	Board of Regents of the University of Texas System, Series B, 5.00%, 8/15/49	$ 28,499,250
3,550,000(b)	Central Texas Regional Mobility Authority, Capital Appreciation, 1/1/26	3,171,854
5,000,000	Central Texas Regional Mobility Authority, Senior Lien, Series D, 3.00%, 1/1/46	3,485,150
6,500,000	Central Texas Turnpike System, Series A, 3.00%, 8/15/40	5,041,725
5,000,000	City of Austin Airport System Revenue, Series A, 5.00%, 11/15/49	5,094,850
5,360,000	City of Austin Water & Wastewater System Revenue, Series C, 5.00%, 11/15/45	5,733,967
10,000,000	City of Houston Combined Utility System Revenue, Series C, 2.50%, 11/15/40	7,185,300
3,790,000(d)	County of Williamson, 2.375%, 2/15/37	3,000,164
10,000,000	Dallas Area Rapid Transit, Series B, 3.00%, 12/1/47	7,656,400
5,000,000	Dallas Fort Worth International Airport, Series B, 4.00%, 11/1/45	4,682,750
80,000(d)	Eagle Mountain & Saginaw Independent School District, 3.00%, 8/15/29 (PSF-GTD Insured)	80,015
10,000,000	Harris County Cultural Education Facilities Finance Corp., Texas Children's Hospital, 3.00%, 10/1/51	7,036,700
The accompanying notes are an integral part of these financial statements.
28Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Principal Amount USD ($)		Value
	Texas — (continued)
1,000,000	Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Series A, 5.00%, 6/1/28	$ 988,160
500,000	Harris County Cultural Education Facilities Finance Corp., YMCA Greater Houston Area, Series A, 5.00%, 6/1/33	458,145
5,000,000(d)	Lubbock-Cooper Independent School District, 4.00%, 2/15/49 (PSF-GTD Insured)	5,017,250
2,000,000	New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Village On The Park, Series B, 4.75%, 7/1/51	560,000
5,000,000	North Texas Tollway Authority, First Tier, Series A, 3.00%, 1/1/38	4,214,600
5,000,000(d)	Port Authority of Houston of Harris County Texas, Series A, 3.00%, 10/1/39	4,368,050
10,000,000(d)	Tarrant County College District, 2.00%, 8/15/37	7,358,000
1,970,000	Texas Department of Housing & Community Affairs, Series A, 2.45%, 7/1/46 (GNMA Insured)	1,410,540
1,295,000	Texas Department of Housing & Community Affairs, Series A, 3.50%, 7/1/34 (GNMA/FNMA Insured)	1,321,185
1,625,000	Texas Department of Housing & Community Affairs, Series A, 3.80%, 7/1/39 (GNMA/FNMA Insured)	1,552,866
1,500,000	Texas Water Development Board, 4.80%, 10/15/52	1,564,890
5,000,000	Texas Water Development Board, St. Water Implementation Fund, 4.00%, 10/15/44	4,905,400
5,000,000	Texas Water Development Board, St. Water Implementation Fund, Series A, 4.00%, 4/15/48	4,810,450
5,000,000	Texas Water Development Board, St. Water Implementation Fund, Series B, 5.00%, 4/15/49	5,276,600
	Total Texas	$ 124,474,261
	Utah — 0.9%
13,110,000	Utah State University, Series B, 3.00%, 12/1/49	$ 10,072,544
	Total Utah	$ 10,072,544
	Virginia — 6.3%
5,340,000(d)	City of Alexandria, Series A, 3.00%, 7/15/46 (ST AID WITHHLDG Insured)	$ 4,200,497
2,425,000(d)	City of Lynchburg, 2.375%, 8/1/39	1,758,319
2,505,000(d)	City of Lynchburg, 2.375%, 8/1/40	1,775,294
1,170,000(d)	City of Manassas, 2.00%, 7/1/31 (ST AID WITHHLDG Insured)	1,037,252
4,100,000	City of Virginia Beach Storm Water Utility Revenue, Series A, 3.00%, 11/15/42	3,345,518
13,500,000	Hampton Roads Transportation Accountability Commission, Series A, 4.00%, 7/1/52	12,508,695
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2229

Schedule of Investments  |  12/31/22 (continued)
Principal Amount USD ($)		Value
	Virginia — (continued)
2,750,000	Hampton Roads Transportation Accountability Commission, Series A, 4.00%, 7/1/57	$ 2,488,200
5,725,000	Loudoun County Economic Development Authority, Series A, 2.125%, 12/1/39	3,782,107
5,000,000	Loudoun County Economic Development Authority, Series A, 3.00%, 12/1/37	4,560,450
7,500,000	Loudoun County Economic Development Authority, Howard Hughes Medical Institute Issue, Series A, 4.00%, 10/1/52	7,232,025
18,490,000	Tobacco Settlement Financing Corp., Series B-1, 5.00%, 6/1/47	17,236,008
5,870,000	Virginia Commonwealth Transportation Board, 4.00%, 5/15/44	5,730,411
5,000,000	Virginia Commonwealth Transportation Board, Capital Projects, 3.00%, 5/15/37	4,293,700
650,000	Virginia Housing Development Authority, Series E, 2.10%, 7/1/35	550,043
1,000,000	Virginia Housing Development Authority, Series E, 2.30%, 7/1/40	794,680
	Total Virginia	$ 71,293,199
	Washington — 5.0%
3,600,000	Central Puget Sound Regional Transit Authority, Green Bond, Series 1, 3.00%, 11/1/36	$ 3,152,556
26,025,000	Central Puget Sound Regional Transit Authority, Green Bond, Series S-1, 5.00%, 11/1/46	29,896,739
10,250,000	City of Seattle Municipal Light & Power Revenue, Series A, 4.00%, 1/1/48	9,873,005
10,000,000	King County Housing Authority, Birch Creek Apartments Project, 5.50%, 5/1/38 (CNTY GTD Insured)	10,028,500
4,000,000	Snohomish County Public Utility District No 1, Series A, 5.00%, 12/1/51	4,294,040
	Total Washington	$ 57,244,840
	Total Municipal Bonds (Cost $1,284,969,668)	$1,132,496,794

The accompanying notes are an integral part of these financial statements.
30Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Shares		Value
	Liquidating Trust — Real Estate — 0.0%† of Net Assets#
200(i)	CMS Liquidating Trust	$ 10,000
	Total Liquidating Trust — Real Estate (Cost $204,541)	$ 10,000
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.7% (Cost $1,285,174,209)	$1,132,506,794
	OTHER ASSETS AND LIABILITIES — 0.3%	$ 3,170,376
	net assets — 100.0%	$1,135,677,170

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	Ambac Assurance Corporation.
CNTY GTD	County Guaranteed.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
RIB	Residual Interest Bond is purchased in a secondary market. The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate at December 31, 2022.
SCH BD GTY	School Board Guaranty.
ST AID WITHHLDG	State Aid Withholding.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2022, the value of these securities amounted to $12,298,956, or 1.1% of net assets.
(a)	Consists of Revenue Bonds unless otherwise indicated.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Escrow to maturity.
(d)	Represents a General Obligation Bond.
(e)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at December 31, 2022.
(f)	Security is in default.
(g)	Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2231

Schedule of Investments  |  12/31/22 (continued)
(h)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at December 31, 2022.
(i)	Non-income producing security.
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
CMS Liquidating Trust	11/20/2012	$204,541	$10,000
% of Net assets			0.0% †
†	Amount rounds to less than 0.1%.
Revenue Bonds:
Education Revenue	17.9%
Health Revenue	16.6
Transportation Revenue	16.6
Development Revenue	9.0
Water Revenue	5.7
Tobacco Revenue	3.4
General Revenue	1.4
Power Revenue	0.5
Utilities Revenue	0.4
71.5%
General Obligation Bonds:	28.5%
100.0%
Purchases and sales of securities (excluding short-term investments) for the year ended December 31, 2022, aggregated $275,005,990 and $405,739,382, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2022, the Fund engaged in purchases of $19,899,200. During the year ended December 31, 2022, the Fund did not engage in sales pursuant to these procedures.
The accompanying notes are an integral part of these financial statements.
32Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

At December 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $1,283,303,612 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 14,857,496
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(165,654,314)
Net unrealized depreciation	$(150,796,818)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,132,496,794	$—	$1,132,496,794
Liquidating Trust — Real Estate	—	10,000	—	10,000
Total Investments in Securities	$ —	$ 1,132,506,794	$ —	$ 1,132,506,794
During the year ended December 31, 2022, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2233

Statement of Assets and Liabilities  |  12/31/22
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,285,174,209)	$1,132,506,794
Receivables —
Fund shares sold	16,936,428
Interest	13,726,822
Due from the Adviser	10,455
Other assets	74,220
Total assets	$1,163,254,719
LIABILITIES:
Overdraft due to custodian	$ 9,069,695
Payables —
Fund shares repurchased	16,482,043
Distributions	1,603,689
Management fees	55,777
Administrative expenses	36,902
Distribution fees	15,197
Accrued expenses	314,246
Total liabilities	$ 27,577,549
NET ASSETS:
Paid-in capital	$1,313,667,246
Distributable earnings (loss)	(177,990,076)
Net assets	$1,135,677,170
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $483,373,312/38,164,450 shares)	$ 12.67
Class C (based on $17,357,432/1,382,263 shares)	$ 12.56
Class Y (based on $634,946,426/50,343,310 shares)	$ 12.61
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $12.67 net asset value per share/100%-4.50% maximum sales charge)	$ 13.27
The accompanying notes are an integral part of these financial statements.
34Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Statement of Operations FOR THE YEAR ENDED 12/31/22
INVESTMENT INCOME:
Interest from unaffiliated issuers	$43,357,115
Total Investment Income		$ 43,357,115
EXPENSES:
Management fees	$ 5,801,526
Administrative expenses	337,014
Transfer agent fees
Class A	190,279
Class C	13,521
Class Y	963,832
Distribution fees
Class A	1,385,325
Class C	227,242
Shareowner communications expense	114,619
Custodian fees	12,797
Registration fees	152,416
Professional fees	163,898
Printing expense	61,556
Pricing fees	2,098
Officers' and Trustees' fees	74,278
Insurance expense	13,191
Miscellaneous	142,606
Total expenses		$ 9,656,198
Less fees waived and expenses reimbursed by the Adviser		(1,314,106)
Net expenses		$ 8,342,092
Net investment income		$ 35,015,023
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ (31,440,441)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (274,084,357)
Net realized and unrealized gain (loss) on investments		$(305,524,798)
Net decrease in net assets resulting from operations		$ (270,509,775)
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2235

Statements of Changes in Net Assets
	Year Ended 12/31/22	Year Ended 12/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 35,015,023	$ 31,789,774
Net realized gain (loss) on investments	(31,440,441)	2,113,655
Change in net unrealized appreciation (depreciation) on investments	(274,084,357)	(8,439,352)
Net increase (decrease) in net assets resulting from operations	$ (270,509,775)	$ 25,464,077
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.30 and $0.30 per share, respectively)	$ (12,418,459)	$ (13,381,751)
Class C ($0.20 and $0.18 per share, respectively)	(321,458)	(415,186)
Class Y ($0.34 and $0.34 per share, respectively)	(18,983,013)	(19,366,408)
Total distributions to shareowners	$ (31,722,930)	$ (33,163,345)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 614,720,285	$ 475,934,097
Reinvestment of distributions	16,801,547	20,168,626
Cost of shares repurchased	(883,618,920)	(421,962,197)
Net increase (decrease) in net assets resulting from Fund share transactions	$ (252,097,088)	$ 74,140,526
Net increase (decrease) in net assets	$ (554,329,793)	$ 66,441,258
NET ASSETS:
Beginning of year	$1,690,006,963	$1,623,565,705
End of year	$1,135,677,170	$ 1,690,006,963
The accompanying notes are an integral part of these financial statements.
36Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

	Year Ended 12/31/22 Shares	Year Ended 12/31/22 Amount	Year Ended 12/31/21 Shares	Year Ended 12/31/21 Amount
Class A
Shares sold	4,849,886	$ 63,996,828	4,450,229	$ 69,365,275
Reinvestment of distributions	769,484	10,182,939	697,232	10,849,115
Less shares repurchased	(11,531,321)	(153,953,838)	(8,247,801)	(128,502,248)
Net decrease	(5,911,951)	$ (79,774,071)	(3,100,340)	$ (48,287,858)
Class C
Shares sold	373,144	$ 4,783,991	262,794	$ 4,066,612
Reinvestment of distributions	20,655	271,473	22,427	345,861
Less shares repurchased	(1,160,056)	(15,411,653)	(756,924)	(11,691,931)
Net decrease	(766,257)	$ (10,356,189)	(471,703)	$ (7,279,458)
Class Y
Shares sold	41,379,537	$ 545,939,466	25,917,427	$ 402,502,210
Reinvestment of distributions	475,841	6,347,135	579,098	8,973,650
Less shares repurchased	(53,688,995)	(714,253,429)	(18,186,912)	(281,768,018)
Net increase (decrease)	(11,833,617)	$(161,966,828)	8,309,613	$ 129,707,842
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2237

Financial Highlights
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class A
Net asset value, beginning of period	$ 15.63	$ 15.70	$ 15.17	$ 14.23	$ 14.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.34	$ 0.28	$ 0.33	$ 0.40	$ 0.41
Net realized and unrealized gain (loss) on investments	(3.00)	(0.05)	0.68	0.95	(0.41)
Net increase (decrease) from investment operations	$ (2.66)	$ 0.23	$ 1.01	$ 1.35	$ —
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.28)	$ (0.34)	$ (0.41)	$ (0.40)
Net realized gain	—	(0.02)	(0.14)	—	(0.01)
Total distributions	$ (0.30)	$ (0.30)	$ (0.48)	$ (0.41)	$ (0.41)
Net increase (decrease) in net asset value	$ (2.96)	$ (0.07)	$ 0.53	$ 0.94	$ (0.41)
Net asset value, end of period	$ 12.67	$ 15.63	$ 15.70	$ 15.17	$ 14.23
Total return (b)	(17.05)%	1.45%	6.75%	9.57%	0.10%
Ratio of net expenses to average net assets	0.78%	0.79%	0.80%	0.81%	0.81%
Ratio of net investment income (loss) to average net assets	2.49%	1.80%	2.13%	2.70%	2.88%
Portfolio turnover rate	21%	3%	29%	10%	16%
Net assets, end of period (in thousands)	$483,373	$688,823	$740,589	$634,233	$584,127
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.80%	0.79%	0.80%	0.81%	0.81%
Net investment income (loss) to average net assets	2.47%	1.80%	2.13%	2.70%	2.88%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
38Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class C
Net asset value, beginning of period	$ 15.49	$ 15.56	$ 15.04	$ 14.11	$ 14.51
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.23	$ 0.16	$ 0.21	$ 0.29	$ 0.30
Net realized and unrealized gain (loss) on investments	(2.96)	(0.05)	0.67	0.93	(0.40)
Net increase (decrease) from investment operations	$ (2.73)	$ 0.11	$ 0.88	$ 1.22	$ (0.10)
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.16)	$ (0.22)	$ (0.29)	$ (0.29)
Net realized gain	—	(0.02)	(0.14)	—	(0.01)
Total distributions	$ (0.20)	$ (0.18)	$ (0.36)	$ (0.29)	$ (0.30)
Net increase (decrease) in net asset value	$ (2.93)	$ (0.07)	$ 0.52	$ 0.93	$ (0.40)
Net asset value, end of period	$ 12.56	$ 15.49	$ 15.56	$ 15.04	$ 14.11
Total return (b)	(17.68)%	0.70%	5.92%	8.74%	(0.60)%
Ratio of net expenses to average net assets	1.55%	1.53%	1.55%	1.56%	1.57%
Ratio of net investment income (loss) to average net assets	1.68%	1.06%	1.36%	1.95%	2.13%
Portfolio turnover rate	21%	3%	29%	10%	16%
Net assets, end of period (in thousands)	$17,357	$33,280	$40,763	$30,294	$32,636
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.57%	1.53%	1.55%	1.56%	1.57%
Net investment income (loss) to average net assets	1.66%	1.06%	1.36%	1.95%	2.13%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2239

Financial Highlights  (continued)
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Class Y
Net asset value, beginning of period	$ 15.57	$ 15.63	$ 15.13	$ 14.19	$ 14.60
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.32	$ 0.36	$ 0.44	$ 0.45
Net realized and unrealized gain (loss) on investments	(2.99)	(0.04)	0.66	0.95	(0.41)
Net increase (decrease) from investment operations	$ (2.62)	$ 0.28	$ 1.02	$ 1.39	$ 0.04
Distributions to shareowners:
Net investment income	$ (0.34)	$ (0.32)	$ (0.38)	$ (0.45)	$ (0.44)
Net realized gain	—	(0.02)	(0.14)	—	(0.01)
Total distributions	$ (0.34)	$ (0.34)	$ (0.52)	$ (0.45)	$ (0.45)
Net increase (decrease) in net asset value	$ (2.96)	$ (0.06)	$ 0.50	$ 0.94	$ (0.41)
Net asset value, end of period	$ 12.61	$ 15.57	$ 15.63	$ 15.13	$ 14.19
Total return (b)	(16.88)%	1.77%	6.82%	9.87%	0.35%
Ratio of net expenses to average net assets	0.49%	0.53%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	2.78%	2.05%	2.36%	2.94%	3.13%
Portfolio turnover rate	21%	3%	29%	10%	16%
Net assets, end of period (in thousands)	$634,946	$967,904	$842,214	$652,890	$457,039
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.65%	0.59%	0.62%	0.62%	0.65%
Net investment income (loss) to average net assets	2.62%	1.99%	2.29%	2.87%	3.03%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
40Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Notes to Financial Statements  |  12/31/22
1. Organization and Signiﬁcant Accounting Policies
Pioneer AMT-Free Municipal Fund (the “Fund”) is one of two series comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of December 31, 2022. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an afﬁliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
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provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities
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and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to
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distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At December 31, 2022, the Fund was permitted to carry forward indefinitely $2,110,950 of short-term losses and $29,124,514 of long-term losses.
The tax character of distributions paid during the years ended December 31, 2022 and December 31, 2021, was as follows:
	2022	2021
Distributions paid from:
Tax-exempt income	$31,249,062	$31,154,699
Ordinary income	473,868	565,570
Long-term capital gains	—	1,443,076
Total	$31,722,930	$33,163,345
The following shows the components of distributable earnings (losses) on a federal income tax basis at December 31, 2022:
2022
Distributable earnings/(losses):
Undistributed tax-exempt income	$ 4,042,206
Capital loss carryforward	(31,235,464)
Net unrealized depreciation	(150,796,818)
Total	$ (177,990,076)
The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax treatment of premium and amortization,and tax adjustments on defaulted bonds.
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D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $5,105 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2022.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the
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Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the ceiling on U.S. government debt could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund
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more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse, particularly in the event of political, economic or market turmoil or a recession. To the extent the Fund invests significantly in a single state (including Florida, Massachusetts, New York, Texas, Virginia and Washington), city, territory (including Puerto Rico), or region, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value
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transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transaction process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting
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agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at December 31, 2022 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.50% of the Fund’s average daily net assets up to $250 million, 0.45% of the next $500 million  of the Fund’s average daily net assets, 0.40% of the next $1.25 billion of the Fund’s average daily net assets, and 0.35% of the Fund’s average daily net assets over $2 billion. For the year ended
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December 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.44% of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 0.49% of the average daily net assets attributable to Class Y shares. This expense limitation is in effect through May 1, 2025. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended December 31, 2022, are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the year ended December 31, 2022, the Fund paid $74,278 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At December 31, 2022, on its Statement of Assets and Liabilities, the Fund did not have a payable for Trustees' fees and had a payable for administrative expenses of $36,902, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended December 31, 2022, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 43,496
Class C	1,215
Class Y	69,908
Total	$114,619
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended December 31, 2022, CDSCs in the amount of $17,081 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit
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facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2022, the Fund had no borrowings under the credit facility.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Pioneer Series Trust II and the Shareholders of Pioneer AMT-Free Municipal Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust II (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer AMT-Free Municipal Fund (one of the funds constituting Pioneer Series Trust II) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.
Boston, Massachusetts
March 1, 2023
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Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 100.00%.
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Approval of Renewal of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer AMT-Free Municipal Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.
At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment
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management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.
The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the
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performance of the Fund’s benchmark index. They also discuss the Fund’s performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into
58Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.
Profitability
The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2259

reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
60Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 51 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2261

Independent Trustees
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Thomas J. Perna (72) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology products for securities lending industry); and Senior Executive Vice President, The Bank of New York (financial and securities services) (1986 – 2004)	Director, Broadridge Financial
Solutions, Inc. (investor
communications and securities
processing provider for financial
services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Managing Director - Head of Product Strategy and Development, BNY Mellon Investment Management (investment management firm) (2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice President Head of Product, BNY Mellon Investment Management (2007-2012); Executive Director- Product Strategy, Mellon Asset Management (2005-2007); Executive Vice President Head of Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business Development, Dreyfus Corporation (1994-2000)	None
62Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Benjamin M. Friedman (78) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.	Partner, England & Company, LLC (advisory firm) (2012 – present); Group Head – Leveraged Finance Distribution, Oppenheimer & Company (investment bank) (2006 – 2012); Group Head – Private Finance & High Yield Capital Markets Origination, SunTrust Robinson Humphrey (investment bank) (2003 – 2006); and Founder and Chief Executive Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Director, Equitable Holdings, Inc. (financial
services holding company) (2022 – present);
Board Member of Carver Bancorp, Inc. (holding
company) and Carver Federal Savings Bank,
NA (2017 – present); Advisory Council Member,
MasterShares ETF (2016 – 2017); Advisory
Council Member, The Deal (financial market
information publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive Officer, Danis
Transportation Company (privately-owned
commercial carrier) (2000 – 2003); Board
Member and Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000); Board
Member, Federation of Protestant Welfare
Agencies (human services agency) (1993 –
present); and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2263

Independent Trustees (continued)
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union pension funds) (2001 – present); Vice President – International Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)	None
Marguerite A. Piret (74) Trustee	Trustee since 2004. Serves until a successor trustee is elected or earlier retirement or removal.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment and agriculture company) (2016 – present); President and Chief Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret Company) (investment banking firm) (1981 – 2019)	Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
64Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.	Private investor (2020 – present); Consultant (investment company services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and investment company services) (1969 – 2012); Director, BNY International Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas Investment Corp. (financial services) (2009 – 2012); Director, Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland (offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman, BNY Alternative Investment Services, Inc. (financial services) (2005-2007)	None
* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2265

Interested Trustees
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal	Director, CEO and President of Amundi US, Inc. (investment management firm) (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Director, CEO and President of Amundi Distributor US, Inc. (since September 2014); Director, CEO and President of Amundi Asset Management US, Inc. (since September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset Management US, Inc. (September 2014 – 2018); Managing Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International, Eaton Vance Management (investment management firm) (2005 – 2010); Director of Amundi Holdings US, Inc. (since 2017)	Director of Clearwater Analytics (provider of web-based investment accounting software for reporting and reconciliation services) (September 2022 – present)
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal	Director and Executive Vice President (since 2008) and Chief Investment Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm); Director and Executive Vice President and Chief Investment Officer, U.S. of Amundi US (since 2008); Executive Vice President and Chief Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc. (since 2017)	None
** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
66Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

Fund Officers
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Christopher J. Kelley (58) Secretary and Chief Legal Officer	Since 2004. Serves at the discretion of the Board	Vice President and Associate General Counsel of Amundi US since January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since June 2010; Assistant Secretary of all of the Pioneer Funds from September 2003 to May 2010; Vice President and Senior Counsel of Amundi US from July 2002 to December 2007	None
Thomas Reyes (60) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None
Heather L. Melito-Dezan (46) Assistant Secretary	Since 2022. Serves at the discretion of the Board	Director - Trustee and Board Relationships of Amundi US since September 2019; Private practice from 2017 – 2019.	None
Anthony J. Koenig, Jr. (59) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board	Managing Director, Chief Operations Officer and Fund Treasurer of Amundi US since May 2021; Treasurer of all of the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021 to May 2021; and Chief of Staff, US Investment Management of Amundi US from May 2008 to January 2021	None
Luis I. Presutti (57) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2004. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/2267

Fund Officers (continued)
Name, Age and Position Held With the Fund	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board	Vice President - Deputy Fund Treasurer of Amundi US since May 2021; Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of Amundi US from 2000 - 2001	None
John Malone (52) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board	Managing Director, Chief Compliance Officer of Amundi US Asset Management; Amundi Asset Management US, Inc.; and the Pioneer Funds since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc. since January 2014.	None
Brandon Austin (50) Anti-Money Laundering Officer	Since 2022. Serves at the discretion of the Board	Director, Financial Security – Amundi Asset Management; Anti-Money Laundering Officer of all the Pioneer Funds since March 2022: Director of Financial Security of Amundi US since July 2021; Vice President, Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez Wealth Management (investment management firm) (2013 – 2021)	None
68Pioneer AMT-Free Municipal Fund | Annual Report | 12/31/22

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site:  www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 18644-17-0223

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $42,215 payable to Ernst & Young LLP for the year ended December 31, 2022 and $39,270 for the year ended December 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended December 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories

•  A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

•  A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•  Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the fund fiscal year within a specified dollar limit

•  Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1.  Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2.  Financial information systems design and implementation*

3.  Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4.  Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5.  Internal audit outsourcing services*

6.  Management functions or human resources

7.  Broker or dealer, investment advisor, or investment banking services

8.  Legal services and expert services unrelated to the audit

9.  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,803 and $8,189 during the fiscal years ended December 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date March 8, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date March 8, 2023

*	Print the name and title of each signing officer under his or her signature.